UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2008

ClearPoint Business Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51200	98-0434371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Manor Drive, Suite 110, Chalfont, PA	18914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 997-7710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.02	Termination of a Material Definitive Agreement.

ClearPoint Business Resources, Inc. (the “Company”) has previously reported that, on August 30, 2007, it entered into a Franchise Agreement – Management Agreement with KOR Capital, LLC (“KOR”), pursuant to which the Company granted to KOR an exclusive right and license (i) to set up and operate, in parts of Northern California and Florida the Company’s system and procedures for the operation of light industrial and clerical temporary staffing services and (ii) to use certain of the Company’s proprietary intellectual property in connection with KOR’s operations. In addition, the Company previously reported that, on February 28, 2008, ClearPoint Resources, Inc. (“CPR”), a wholly owned subsidiary of the Company, entered into the Asset Purchase Agreement (the “Purchase Agreement”), dated as of February 28, 2008, with StaffChex, Inc. (“StaffChex”).

In connection with the Purchase Agreement, on March 5, 2008, the Company and KOR entered into the Termination Agreement (the “Termination Agreement”), dated March 5, 2008, pursuant to which the parties to the Termination Agreement mutually terminated the foregoing Franchise Agreement – Management Agreement. The Company did not incur any early termination penalties in connection with such termination.

The foregoing is a summary of the material provisions of the Termination Agreement. This summary is not intended to be complete and is qualified in its entirety by reference to the Termination Agreement, which is incorporated by reference in its entirety herein and a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1. The Termination Agreement also includes various covenants and other provisions customary for the transaction of this nature.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in Item 1.02 above, the Company has previously reported that CPR entered into the Purchase Agreement with StaffChex, an affiliate of StaffChex Servicing, LLC, subject to certain conditions for the completion of the transaction. On March 5, 2008, CPR completed the disposition of all of the Customer Account Property, as defined in the Purchase Agreement, related to the temporary staffing services formerly provided by StaffChex Servicing, LLC and KOR, agreements with whom were terminated on February 28, 2008 and March 5, 2008, respectively.

Under the terms of the Purchase Agreement, in consideration for the Customer Account Property acquired from CPR, StaffChex issued to CPR 15,444 shares of common stock of StaffChex and is obligated to issue up to 23,166 shares of StaffChex common stock, subject to the earnout provisions set forth in the Purchase Agreement.

The Purchase Agreement was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2008. The pro forma financial information required to be filed pursuant to Items 2.01 and 9.01 is set forth below under Item 9.01 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The required pro forma financial information is attached hereto as Exhibit 99.1.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Termination Agreement, dated March 5, 2008, by and between ClearPoint Business Resources, Inc. and KOR Capital, LLC.

99.1	Unaudited pro forma condensed consolidated financial statements and notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2008

CLEARPOINT BUSINESS RESOURCES, INC.

By:	/s/ Kurt Braun
Name:	Kurt Braun
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Termination Agreement, dated March 5, 2008, by and between ClearPoint Business Resources, Inc. and KOR Capital, LLC.

99.1	Unaudited pro forma condensed consolidated financial statements and notes to the unaudited pro forma condensed consolidated financial statements.

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